SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report
 (Date of earliest event reported) July 7, 1994


            FORD CREDIT AUTO LOAN MASTER TRUST,
             SERIES 1992-1, 1992-2 AND 1992-3
Delaware     33-44432, 33-47582 and 33-53936        38-2973806
- - --------     --------------------------------       ----------
State of        (Commission File Numbers)           IRS Employer
other juris-                                        I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

The American Road, Dearborn, Michigan            48121
- - -------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The monthly distribution of principal and interest to Certificateholders relating to the Ford Credit Auto Loan Master Trust, Series 1992-1, 1992-2 and 1992-3 is contained in the Monthly Report for the Collection Period ended June 30,
1994, provided to Chemical Bank, as trustee, and to the Certificateholders. Such Monthly Report is attached hereto as
Exhibit 19 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                             EXHIBITS

DESIGNATION       DESCRIPTION               METHOD OF FILING
- - -----------       -----------               ----------------

Exhibit 19     Report dated July 7,         Filed with this
               1994, for the month ending   report.
               June 30, 1994 provided
               to Chemical Bank,
               as trustee under the
               Ford Credit Auto Loan Master
               Trust, Series 1992-1, 1992-2
               and 1992-3 to Certificateholders.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
                      Series 1992-1, 1992-2 and 1992-3
                                 (Registrant)


Date: July 12, 1994           By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust






                             EXHIBIT INDEX

Designation              Description
- - -----------         -------------------------------------
Exhibit 19          Report for the month ending June 30,
                    1994, provided to Chemical Bank,
                    as trustee under the Ford Credit
                    Auto Loan Master Trust,
                    Series 1992-1, 1992-2 and
                    1992-3 and to
                    Certificateholders.